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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 30, 2001
                                                         ----------------



                             RENAL CARE GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)




            Delaware                    0-27640                 62-1622383
         --------------             --------------         --------------------
         (State or other             (Commission             (IRS Employer
         jurisdiction of             File Number)           Identification No.)
         incorporation)



           2100 West End Avenue, Suite 800, Nashville, Tennessee 37203 (Address, including zip code, of principal executive offices)

                                 (615) 345-5500
                   ------------------------------------------
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  99.1 Press Release issued October 30, 2001, regarding the company's financial results for the quarter ended September 30, 2001 and its corporate goals for the fiscal year ending December 31, 2002.

Item 9.  Regulation FD Disclosure.

         On October 30, 2001, Renal Care Group, Inc. issued a press release announcing the company's financial results for the quarter ended September 30, 2001 and its corporate goals for the fiscal year ending December 31, 2002. Such press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RENAL CARE GROUP, INC.



                                    By:    /s/ R. Dirk Allison
                                       ---------------------------------------
                                    Name:  R. Dirk Allison
                                         -------------------------------------
                                    Title: Chief Financial Officer
                                          ------------------------------------

Date:  October 30, 2001